Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FINAL

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AMENDMENT NUMBER TWO TO THE

COLLABORATION AGREEMENT

This Amendment Number Two (this “Amendment”), dated September 19, 2023 (the “Amendment Two Effective Date”), amends the Collaboration Agreement dated May 21, 2021, (the “Agreement”)as amended by that certain Amendment Number One to the Collaboration Agreement dated November 18, 2022 (“Amendment Number One”), by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”) and Invivyd, Inc., a Delaware corporation having an address at 1601 Trapelo Road, Suite 178, Waltham, MA 02451 (“Invivyd”), formerly known as Adagio Therapeutics, Inc. (“Adagio”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement or Amendment Number One. For clarity, “Invivyd” and “Adagio” refer to the same entity for purposes of this Amendment.

Background

WHEREAS, Invivyd wishes to obtain the right for its academic collaborator, [***], to submit for publication a scientific paper describing certain results of the [***] Discovery Campaign, including the sequences of [***] Antibodies that have been generated as part of the [***] Discovery Campaign (collectively, the “[***] Antibodies”), identified in Appendix A, without exercising the Option at the time of publication; and

Whereas, Adimab wishes to permit such publication of the sequences of the [***] Antibodies without requiring Invivyd to exercise the Option at the time of such publication.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Adimab and Invivyd hereby agree as follows:

1.
Amendment.

a.
Clause (c) of Section 1.28 (“Evaluation Term”) of the Agreement is hereby deleted in its entirety and replaced by the following:

“(c) the disclosure by Invivyd of the sequence of any Program-Benefited Antibody (including via Patent prosecution), except with respect to [***]”

b.
Section 3.2(a)(i) (Option Exercise) of the Agreement is hereby amended by inserting the following sentence at the end of this Section:

[***]

“Notwithstanding anything to the contrary within this Agreement, disclosure of [***] shall not constitute designation of any of the antibodies within the Option exercised on [***], without express written notice of such designation from Invivyd to Adimab and, for clarity, the other triggers contained in clauses (a), (b) and (d) of Section 1.28 (“Evaluation Term”) shall continue to apply to [***].”

c.
Section 3.2(a)(iii) (Disclosed Antibody Sequences) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) Disclosed Antibody Sequences. (A) Neither Invivyd nor Adimab shall disclose the sequences of Program Antibodies or Program-Benefited Antibodies prior to the expiration of the Evaluation Term thereto without the prior written consent of the other Party, and Adimab shall not disclose the sequences of any Optioned Antibodies without the prior written consent of Invivyd. (B) Notwithstanding the provisions of Section 5.4(b) (Program Antibody Patents), in the event that Invivyd publicly discloses the sequences of one or more Program Antibodies discovered in a Research Program (e.g., through the publication of a Program Patent), other than [***], without the prior written consent of Adimab, then the Option will be deemed to have been exercised with respect to such Research Program, the Program Antibodies for which the sequences were disclosed will be Optioned Antibodies, and Invivyd will promptly pay the applicable Option Fee. For the avoidance of doubt, publication of sequences of [***] will not be deemed an exercise of the Option as to the disclosed antibody sequences, and will not trigger payment of the Option Fee and, for clarity, the other triggers contained in clauses (a), (b) and (d) of Section 1.28 (“Evaluation Term”) shall continue to apply to [***].”

2.
[***] Patent Applications. In accordance with Section 5.4(b) of the Agreement, Invivyd will file a provisional application disclosing the sequences and [***] function of the [***] Antibodies (“[***] Provisional Application and will thereafter timely file and maintain a patent application under the Patent Cooperation Treaty (“[***] PCT Application”) claiming priority to such provisional application until thirty (30) months from the filing date of such provisional application (the “National Stage Filing Deadline”). Adimab will be designated as the applicant in such patent application, with ownership of the patent application to proceed as described in Section 5.1(a) of the Agreement. Notwithstanding Section 5.4(b)(iv) of the Agreement, no later than two (2) months prior to the National Stage Filing Deadline, the Parties will engage in good faith discussions and agree to a national stage filing strategy with respect to the [***] PCT Application. Notwithstanding Sections 5.4(b)(i) and (iii) of the Agreement, Invivyd shall have the right to include the sequence of the [***] Antibodies in the [***] Provisional Application and the [***] PCT Application.

3.
Consideration. In consideration of the amendments set forth in this Amendment, Invivyd will pay to Adimab (a) a one-time, non-refundable fee of three hundred thousand dollars ($300,000) within ten (10) days after the Amendment Two Effective Date and (b) a one-time, non- refundable fee of seven hundred thousand dollars ($700,000) if one or more of the following events occur before January 1, 2025, within ten (10) days after the occurrence of the first such event:

[***]

Event
1.	Invivyd grants a sublicense to a Third Party, other than to a Third Party Contractor, for the [***] Antibodies or any other [***] Antibodies generated as part of the [***] Discovery Campaign
2.	Invivyd starts IND-enabling toxicology studies for any of the [***] Antibodies
3.	Invivyd options additional [***] Antibodies from Adimab

If none of the events set forth in the table above occur before January 1, 2025, then Invivyd will pay Adimab a one-time, non-refundable fee of seven hundred thousand dollars ($700,000) by a date to be mutually agreed to by the Parties, such date to be within three (3) months after January 1, 2025. If Invivyd exercises its Option in accordance with Section 3.2 of the Agreement with respect to the [***] Discovery Campaign, all amounts paid by Invivyd under this Section 3 of the Amendment shall be fully creditable towards the Option Fee for the [***] Discovery Campaign.

4.
All other terms and conditions of the Agreement shall remain in full force and effect.

[Signature page follows.]

[***]

In Witness Whereof, the Parties have by duly authorized persons executed this Amendment as of the Amendment Two Effective Date.

Invivyd, Inc.:		Adimab, LLC:

Sign:	/s/ [***]	Sign:	/s/ [***]

Print Name:	[***]	Print Name:	[***]

Title:	[***]	Title:	[***]

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Appendix A

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